J.P. Morgan Mortgage Acquisition Corp. 2006-HE1

Asset Backed Pass-Through Certificates, Series 2006-HE1

$ 166,827,000 (Approximate)

Subject to Revision

February 22, 2006 – Free Writing Prospectus for Class A-1

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the issuer or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-4154 (collect call) or by emailing Randall Outlaw at randall.outlaw@jpmorgan.com.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.  The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities.

THE INFORMATION CONTAINED IN THIS COMMUNICATION IS SUBJECT TO CHANGE, COMPLETION OR AMENDMENT FROM TIME TO TIME. YOU SHOULD CONSULT YOUR OWN COUNSEL, ACCOUNTANT AND OTHER ADVISORS AS TO THE LEGAL, TAX, BUSINESS, FINANCIAL AND RELATED ASPECTS OF A PURCHASE OF THESE SECURITIES.

The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the issuer, the preparation of which used numerous assumptions which may or may not be reflected herein.  As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN).  JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.

Copyright 2006 JPMorgan Chase & Co. – All rights reserved.  J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC.  JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials.  Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

JPMORGAN

New Issue Free Writing Prospectus

$166,827,000

(Approximate)

J.P. Morgan Mortgage Acquisition Corp. 2006-HE1

Issuing Entity

J.P. Morgan Acceptance Corporation I

Depositor

ResMAE Mortgage Corporation and Accredited Home Lenders, Inc.

Originators

JPMorgan Chase Bank, N.A.

Servicer

Asset Backed Pass-Through Certificates, Series 2006-FRE1

February 22, 2006

Expected Timing:	Pricing Date:	On or about February 24, 2006
	Closing Date:	On or about February 28, 2006
	First Payment Date:	March 25, 2006, or first business day thereafter

Structure:	Bond Structure	$599,539,000 (approximate) senior/subordinate structure, floating and fixed rate
	Rating Agencies:	Moody’s, Standard & Poor’s and Fitch

Free Writing Prospectus for

JPMAC 2006-HE1

Preliminary Term Sheet

Date Prepared: February 22, 2006

$166,827,000 (Approximate)

Offered Certificates

J.P. Morgan Mortgage Acquisition Corp. 2006-HE1

Class(2,3,4)	Principal Amount ($) (1)	WAL (Years) Call/Mat(5)	Pymt Window (Months) Call/Mat(2) CallWindow(3)*	Expected Rating (Moody’s/S&P/Fitch)	Assumed Final Distribution Date (6)	Certificate Type (3)

A-1	166,827,000	2.22/2.39	1-87/1-180	Aaa/AAA/AAA	January 2036	Fltg Rate Group I Senior
A-2	199,142,000	Not Marketed Hereby		Aaa/AAA/AAA	May 2028	Fltg Rate Group II Senior Sequential
A-3	62,953,000	Not Marketed Hereby		Aaa/AAA/AAA	January 2036	Fltg Rate Group II Senior Sequential
A-4	48,603,000	Not Marketed Hereby		Aaa/AAA/AAA	January 2036	Fltg Rate Group II Senior Sequential
M-1	23,226,000	Not Marketed Hereby		Aa1/AA+/AA+	January 2036	Fltg Rate Mezzanine
M-2	21,058,000	Not Marketed Hereby		Aa2/AA/AA	January 2036	Fltg Rate Mezzanine
M-3	13,936,000	Not Marketed Hereby		Aa3/AA-/AA-	January 2036	Fltg Rate Mezzanine
M-4	10,219,000	Not Marketed Hereby		A1/A+/A+	January 2036	Fltg Rate Mezzanine
M-5	10,219,000	Not Marketed Hereby		A2/A/A	January 2036	Fltg Rate Mezzanine
M-6	9,290,000	Not Marketed Hereby		A3/A-/A-	January 2036	Fltg Rate Mezzanine
M-7	8,981,000	Not Marketed Hereby		Baa1/BBB+/BBB+	January 2036	Fltg Rate Mezzanine
M-8	7,123,000	Not Marketed Hereby		Baa2/BBB/BBB	January 2036	Fltg Rate Mezzanine
M-9	6,503,000	Not Marketed Hereby		Baa3/BBB-/BBB-	January 2036	Fltg Rate Mezzanine
M-10 (7)	5,265,000	Not Publicly Offered		Ba1/BB+/BB+	January 2036	Fltg Rate Subordinate
M-11 (7)	6,194,000	Not Publicly Offered		Ba2/BB/BB	January 2036	Fltg Rate Subordinate
Total:	$599,539,000

(1)

The approximate size is subject to a permitted variance in the aggregate of plus or minus 5%.

(2)

The Class A-1 Certificate is backed primarily by the cash flow from the Group I Mortgage Loans (as defined herein).  The Class A-2, Class A-3 and Class A-4 Certificates are backed primarily by the cash flow from the Group II Mortgage Loans (as defined herein).  The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, and Class M-11 Certificates are backed by the cash flows from the Group I Mortgage Loans and the Group II Mortgage Loans.

(3)

The margins on the Senior Certificates will double, and the margins on the Mezzanine and Subordinate Certificates will increase to 1.5 times the original margin on the first Distribution Date after the first possible Optional Termination Date.

(4)

The Offered Certificates will be subject to the applicable rate cap as described herein.

(5)

See “Pricing Prepayment Speed” herein.

(6)

The final scheduled distribution date for each class of offered certificates, other than the Class A-2 Certificates, is the distribution date in the month following the scheduled maturity date for the latest maturing mortgage loan. The final scheduled distribution date for the Class A-2 Certificates is calculated assuming a prepayment assumption of 0% and adding one month.

(7)

The Class M-10 and Class M-11 Certificates will be privately placed and will not be offered pursuant to the prospectus.  Information presented herein for the Class M-10 and Class M-11 Certificates is solely to assist purchasers of the Offered Certificates.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

Issuing Entity:

J.P. Morgan Mortgage Acquisition Corp. 2006-HE1, a New York common law trust

Depositor:

J.P. Morgan Acceptance Corporation I

Seller:

J.P. Morgan Mortgage Acquisition Corp.

Originators:

ResMAE Mortgage Corporation (“ResMAE”) and Accredited Home Lenders, Inc

(“Accredited”).

Interim Servicer

ResMAE is expected to act as Interim servicer on the ResMAE originated mortgage loans,  until April 1, 2006.

Servicer:

JPMorgan Chase Bank, N.A.

Lead Manager:

J.P. Morgan Securities Inc.

Securities Administrator:

JPMorgan Chase Bank, National Association

Trustee:

U.S. Bank National Association

Swap Provider:

JPMorgan Chase Bank, National Association

Custodian:

J.P. Morgan Trust Company, National Association

Trust Oversight Manager

Pentalpha Surveillance LLC

Senior Certificates:

The Class A-1 Certificates (collectively, the “Group I Certificates”) and the Class A-2, Class A-3 and Class A-4 Certificates (collectively, the “Group II Certificates”).

Mezzanine Certificates:

The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and M-9 Certificates.

Subordinate Certificates:

The Class M-10 and Class M-11 Certificates.

Floating Rate Certificates:

The Class A-1, Class A-2, Class A-3, Class A-4,  Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Certificates.

Offered Certificates:

The Class A-1 Certificates

Non-Offered Certificates:

The Class A-2, Class A-3, Class A-4, Mezzanine Certificates, Subordinate Certificates, Class C, Class P and Residual Certificates.

Federal Tax Status:

It is anticipated that the Offered Certificates generally will represent, in part, ownership of REMIC regular interests for tax purposes.

Registration:

The Offered Certificates will be available in book-entry form through DTC and only upon request through Clearstream, Luxembourg and the Euroclear System.

Cut-off Date:

February 1, 2006

Expected Pricing Date:

On or about February 24, 2006

Expected Closing Date:

On or about February 28, 2006

Distribution Date:

The 25th day of each month (or if not a business day, the next succeeding business day)

ERISA Eligibility:

The Offered Certificates are expected to be ERISA eligible, provided the investors meet the requirements of certain investor-based exemptions as described in the prospectus supplement.

SMMEA Eligibility:

The Offered Certificates are not expected to constitute “mortgage related securities” for purposes of SMMEA.

Servicing Fee:

0.50% per annum of the outstanding principal balance of each mortgage loan as of the first day of the related Collection Period, subject to a monthly minimum of  $1,250.

Trust Oversight Manager

 Fee:

Approximately 0.015% per annum on the outstanding principal balance of each mortgage loan as of the first day of the related Collection Period.

Custodian Fee:

A fee payable based on an agreement between the Custodian and the Seller.

Securities Administrator

 Fee:

Approximately 0.004% per annum on the aggregate principal balance of the Mortgage Loans, subject to a monthly minimum of $500, together with the Servicing Fee, the Custodian Fee and the Trust Oversight Manager Fee, the “Administrative Fee”.

Administrative Fee Rate:

The rate at which the Administrative Fees are calculated for the related Distribution Date.

Expense Adjusted Net

Mortgage Rate:

The mortgage rate of each Mortgage Loan minus the Administrative Fee Rate

Expense Adjusted Net

Maximum Mortgage Rate:

The per annum rate equal to the applicable maximum mortgage rate (or the mortgage rate for such Mortgage Loan in the case of the fixed-rate Mortgage Loans) of each Mortgage Loan minus the Administrative Fee Rate.

Optional Termination:

The terms of the transaction allow for a clean-up call of the Mortgage Loans and the retirement of the Certificates (the “Clean-up Call”), which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Pricing Prepayment Speed:

The Offered Certificates will be priced based on the following collateral prepayment assumptions:

FRM Loans:

100% PPC (100% PPC: 4.00% - 23.00% CPR over 12 months)

ARM Loans:

28% CPR

Mortgage Loans:

As of the Cut-off Date, the aggregate principal balance of the Mortgage Loans was approximately $619,359,045, of which: (i) approximately $216,377,719 consisted of a pool of fixed-rate and adjustable-rate mortgage loans with original principal balances that conform to Fannie Mae balance limitations  (the “Group I Mortgage Loans”), and (ii) approximately $402,981,326 consisted of a pool of fixed-rate and adjustable-rate mortgage loans with original principal balances that may or may not conform to Fannie Mae balance limitations (the “Group II Mortgage Loans” and together with the Group I Mortgage Loans, the “Mortgage Loans”). These figures are subject to a variance of plus/minus 5%.

Silent Seconds:

The mortgaged properties relating to approximately 45.23%  of the first-lien mortgage loans are subject to a second-lien mortgage loan (“Silent Second”) that was originated at the same time as the first-lien mortgage loan.  The weighted average combined original loan-to-value ratio of the mortgage loans, including the Silent Seconds, is 89.77%

Interest Accrual:

Interest will accrue on the Certificates at the applicable Pass-Through Rate.

Interest on the Certificates will accrue initially from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the applicable Distribution Date on an Actual/360 basis.

Pass-Through Rate:

The Class A-1 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the “Class A-1 Margin”), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 2.0 times the Class A-1 Margin, (y) the Net WAC Cap and (z) the Maximum Rate Cap.

The Class A-2 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the “Class A-2 Margin”), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 2.0 times the Class A-2 Margin, (y) the Net WAC Cap and (z) the Maximum Rate Cap.

The Class A-3 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the “Class A-3 Margin”), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 2.0 times the Class A-3 Margin, (y) the Net WAC Cap and (z) the Maximum Rate Cap.

The Class A-4 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the “Class A-4 Margin”), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 2.0 times the Class A-4 Margin, (y) the Net WAC Cap and (z) the Maximum Rate Cap.

The Class M-1 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the “Class M-1 Margin”), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class M-1 Margin, (y) the Net WAC Cap and (z) the Maximum Rate Cap.

The Class M-2 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the “Class M-2 Margin”), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class M-2 Margin, (y) the Net WAC Cap and (z) the Maximum Rate Cap.

The Class M-3 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the “Class M-3 Margin”), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class M-3 Margin, (y) the Net WAC Cap and (z) the Maximum Rate Cap.

The Class M-4 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the “Class M-4 Margin”), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class M-4 Margin, (y) the Net WAC Cap and (z) the Maximum Rate Cap.

The Class M-5 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the “Class M-5 Margin”), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class M-5 Margin, (y) the Net WAC Cap and (z) the Maximum Rate Cap.

The Class M-6 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the “Class M-6 Margin”), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class M-6 Margin, (y) the Net WAC Cap and (z) the Maximum Rate Cap.

The Class M-7 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the “Class M-7 Margin”), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class M-7 Margin, (y) the Net WAC Cap and (z) the Maximum Rate Cap.

The Class M-8 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the “Class M-8 Margin”), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class M-8 Margin, (y) the Net WAC Cap and (z) the Maximum Rate Cap.

The Class M-9 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the “Class M-9 Margin”), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class M-9 Margin, (y) the Net WAC Cap and (z) the Maximum Rate Cap.

The Class M-10 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the “Class M-10 Margin”), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class M-10 Margin, (y) the Net WAC Cap and (z) the Maximum Rate Cap.

The Class M-11 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the “Class M-11 Margin”), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class M-11 Margin, (y) the Net WAC Cap and (z) the Maximum Rate Cap.

Net WAC Cap:

For any Distribution Date will be a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Mortgage Loans for the related accrual period, net of the sum of (i) Administrative Fees and (ii) any Net Swap Payment or Swap Termination Payment made to the Swap Provider for such Distribution Date, and (y) the aggregate principal balance of the mortgage loans as of the first day of the applicable collection period, expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period.

Maximum Rate Cap:

The per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to the sum of (x) the weighted average of the Expense Adjusted Net Maximum Mortgage Rates of the Mortgage Loans and (y) the Net Swap Payment made by the Swap Provider, if any, expressed as a percentage of the balance of the Mortgage Loans (the “Net Swap Payment Rate”).

If investor interest payments are limited by the Maximum Rate Cap, they will not be reimbursed.

Net WAC Cap

Carryover Amount:

If on any Distribution Date the pass-through rate on any class or classes of the Senior Certificates, the Mezzanine Certificates or the Subordinate Certificates is limited by the Net WAC Cap, the amount of such interest that would have been distributed if the pass-through rate on the related class or classes of the Senior Certificates,  the Mezzanine Certificates or the Subordinate Certificates had not been so limited by the Net WAC Cap, up to but not exceeding the Maximum Rate Cap, and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the related pass-through rate will be carried over to the next Distribution Date until paid (herein referred to as “Carryover”).  Such reimbursement will be paid only on a subordinated basis.  No Carryover will be paid with respect to a class of Certificates once the principal balance has been reduced to zero.

Prepayment Interest

Shortfall:

For any Distribution Date, an amount equal to the interest at the mortgage interest rate for such Mortgage Loan (the “Mortgage Interest Rate”) (net of the related Fees) on the amount of such principal prepayment in full for the number of days commencing on the date on which the principal prepayment in full is applied and ending on the last day of the prior calendar month. The Servicer will cover Prepayment Interest Shortfalls on Mortgage Loans to the extent that this amount does not exceed one-half of its servicing fee for such Distribution Date.  Notwithstanding the foregoing, the Servicer will not cover Prepayment Interest Shortfalls on Simple Interest Loans or second lien mortgage loans or shortfalls relating to principal prepayments in part.

Credit Enhancement:

Consists of the following:

1) Excess Cashflow

2) Net Swap Payments received from the Swap Provider (if any)

3) Overcollateralization Amount

4) Subordination

Excess Cashflow:

For any Distribution Date, the sum of (x) any Overcollateralization Reduction Amount and (y) the excess of the Available Funds, net of any Net Swap Payment made by the supplemental interest trust and the Swap Termination Payment, if any, made by the supplemental interest trust, over the sum of (i) the monthly interest accrued and any unpaid interest on the Senior Certificates and the monthly interest accrued on the Mezzanine and Subordinate Certificates, and (ii) the principal remittance amount.

Overcollateralization

Amount:

The “Overcollateralization Amount” (or “O/C”) is equal to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Senior, Mezzanine, and Subordinate Certificates and the Class P Certificates.  On the Closing Date, the O/C will be equal to approximately 3.20% the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.  To the extent the O/C is reduced below the Overcollateralization Target Amount, Excess Cashflow will be directed to maintain O/C until the Overcollateralization Target Amount is reached.

Overcollateralization

Reduction Amount:

For any Distribution Date, the lesser of (A) the principal remittance amount on such Distribution Date and (B) the excess, if any, of (i) the Overcollateralization Amount for such Distribution Date (calculated for this purpose only after assuming that 100% of the principal remittance amount on such Distribution Date has been distributed) over (ii) the Overcollateralization Target Amount for such Distribution Date.

Overcollateralization

Target Amount:

Prior to the Stepdown Date, the “Overcollateralization Target Amount” is approximately

3.20% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

On or after the Stepdown Date, the Overcollateralization Target Amount is approximately 6.40% of the aggregate principal balance of the Mortgage Loans for the related Distribution Date, subject to a floor equal to 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

If a Trigger Event is in effect on the related Distribution Date, the Overcollateralization Target Amount shall be equal to the Overcollateralization Target Amount for the previous Distribution Date.

Stepdown Date:

The earlier to occur of

(i)  the first Distribution Date on which the aggregate principal balance of the Senior Certificates has been reduced to zero; and

(ii)   the later to occur of

  (x)   the Distribution Date occurring in March 2009 and

  (y)   the first Distribution Date on which the Senior Credit Enhancement Percentage is greater than or equal to 54.20%.

Senior Credit

Enhancement Percentage:

The “Senior Credit Enhancement Percentage” for a Distribution Date is equal to (i) the sum of (a) the aggregate certificate principal balance of the Mezzanine and Subordinate Certificates and (b) the Overcollateralization Amount divided by (ii) the aggregate principal balance of the Mortgage Loans.

Trigger Event:

A “Trigger Event” is in effect on any Distribution Date on or after the Stepdown Date, if either (i) the 60+ delinquency percentage exceeds 37.60% of the current Senior Credit Enhancement Percentage or (ii) cumulative realized losses as a percentage of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date for the related Distribution Date are greater than:

Distribution Date	Percentage
March 2008 – February 2009	1.35%
March 2009 – February 2010	3.00%
March 2010 – February 2011	4.65%
March 2011 – February 2012	6.00%
March 2012 and thereafter	6.70%

Expected Credit Support

Percentages:

	Initial Credit Support	After Stepdown Date Expected Support
Senior Certificates	22.90%	45.80%
M-1	19.15%	38.30%
M-2	15.75%	31.50%
M-3	13.50%	27.00%
M-4	11.85%	23.70%
M-5	10.20%	20.40%
M-6	8.70%	17.40%
M-7	7.25%	14.50%
M-8	6.10%	12.20%
M-9	5.05%	10.10%
M-10	4.20%	8.40%
M-11	3.20%	6.40%

Realized Losses:

If a Mortgage Loan becomes a liquidated loan, the net liquidation proceeds relating thereto may be less than the principal balance on such Mortgage Loan.  The amount of such insufficiency is a “Realized Loss.”  Realized Losses on the Mortgage Loans will, in effect, be absorbed first by the Excess Cashflow (including certain amounts received by the Swap Administrator from the Swap Agreement, if any), and second by the reduction of the Overcollateralization Amount.  Following the reduction of any Overcollateralization Amount to zero, all allocable Realized Losses will be applied in reverse sequential order, first to the Class M-11 Certificates, then to the Class M-10 Certificates, then to the Class M-9 Certificates, then to the Class M-8 Certificates, then to the Class M-7 Certificates, then to the Class M-6 Certificates, then to the Class M-5 Certificates, then to the Class M-4 Certificates, then to the Class M-3 Certificates, then to the Class M-2 Certificates, then to the Class M-1 Certificates.

Realized Losses will not be allocated to any of the Senior Certificates.

Principal Paydown:

Senior Certificates:

1)

Principal allocable to the Group I Certificates will be distributed to the Class A-1    Certificates until its certificate principal balance is paid to zero.

2)

Principal allocable to the Group II Certificates will be distributed sequentially to the Class A-2, Class A-3 and Class A-4 Certificates, in that order, to each such class of certificates until the certificate principal balance of each such class has been reduced to zero, provided, however, that if the aggregate certificate balance of the subordinate and mezzanine certificates has been reduced to zero, distributions to the Group II Certificates shall be made concurrently to the Class A-2, Class A-3 and Class A-4 Certificates, pro rata, based on certificate principal balance.

In certain limited circumstances described in the prospectus supplement, principal will be distributed to the Senior Certificates from the unrelated loan group, to the extent not received from the related loan group.

1)

Prior to the Stepdown Date or if a Trigger Event is in effect, 100% of principal will be paid to the Senior Certificates based on principal collected in the related loan group, provided, however if the Senior Certificates have been retired, principal will be applied sequentially in the following order of priority: i) the Class M-1 Certificates, ii) the Class M-2 Certificates, iii) the Class M-3 Certificates, iv) the Class M-4 Certificates, v) the Class M-5 Certificates, vi) the Class M-6 Certificates, vii) the Class M-7 Certificates, viii) the Class M-8 Certificates, ix) the Class M-9 Certificates x) the Class M-10 Certificates and then xi) the Class M-11 Certificates.

2)

On or after the Stepdown Date and if a Trigger Event is not in effect, all the Offered Certificates will be entitled to receive payments of principal in the following order of priority: first to the Senior Certificates based on the principal collected in the related loan group, such that the Senior Certificates will have at least 45.80% credit enhancement, second to the Class M-1 Certificates such that the Class M-1 Certificates will have at least 38.30% credit enhancement, third to the Class M-2 Certificates such that the Class M-2 Certificates will have at least 31.50% credit enhancement, fourth to the Class M-3 Certificates such that the Class M-3 Certificates will have at least 27.00% credit enhancement, fifth to the Class M-4 Certificates such that the Class M-4 Certificates will have at least 23.70% credit enhancement, sixth to the Class M-5 Certificates such that the Class M-5 Certificates will have at least 20.40% credit enhancement, seventh to the Class M-6 Certificates such that the Class M-6 Certificates will have at least 17.40% credit enhancement, eighth to the Class M-7 Certificates such that the Class M-7 Certificates will have at least 14.50% credit enhancement, ninth to the Class M-8 Certificates such that the Class M-8 Certificates will have at least 12.20% credit enhancement, tenth to the Class M-9 Certificates such that the Class M-9 Certificates will have at least 10.10% credit enhancement, eleventh to the Class M-10 Certificates such that the Class M-10 Certificates will have at least 8.40% credit enhancement, twelfth to the Class M-11 Certificates such that the Class M-11 Certificates will have at least 6.40% credit enhancement (subject, in each case, to any overcollateralization floors).

Priority of

Distributions:

On each Distribution Date, distributions will be made as follows:

From Available Funds, to pay any Net Swap Payment or the Swap Termination Payment (not caused by a Swap Provider Trigger Event (as defined in the Swap Agreement or Pooling and Servicing Agreement)) owed to the Swap Provider and other fees and expenses of the Trust, including payments, reimbursements and indemnities of the Servicer, the Trustee, the Securities Administrator, the Custodian and the Trust Oversight Manager.

From Available Funds, to pay interest on the Senior Certificates pro rata, including any accrued unpaid interest from a prior Distribution Date and then to pay interest excluding any accrued unpaid interest from prior Distribution Dates to the Mezzanine and Subordinate Certificates, sequentially.

From Available Funds, to pay principal on the Senior Certificates, in accordance with the principal payment provisions described above.

From Available Funds, to pay principal on the Mezzanine and Subordinate Certificates, in accordance with the principal payment provisions described above.

From Excess Cashflow, if any, to pay any current Realized Losses to the Senior, Mezzanine and Subordinate Certificates, sequentially.

From Excess Cashflow, if any, to the Certificates then entitled to receive distributions in respect of principal an additional payment of principal in order to reduce the Certificate Principal Balance of the Certificates to the extent necessary to maintain the required Overcollateralization Target Amount.

From Excess Cashflow, if any, to pay unpaid interest shortfall amounts to Mezzanine and Subordinate Certificates, sequentially.

From Excess Cashflow, if any, to pay first the Class A Certificates concurrently and then the Mezzanine and Subordinate Certificates sequentially any net prepayment interest shortfalls.

From Excess Cashflow, to the Net WAC Reserve Fund if any, to pay the Net WAC Cap Carryover Amount on the Senior, Mezzanine and Subordinate Certificates in the same order of priority as described above.

From Excess Cashflow, if any, to pay first the Class A Certificates concurrently and then the Mezzanine and Subordinate Certificates sequentially, any Relief Act Shortfalls.

From Excess Cashflow, if any, certain reimbursements to the transaction parties.

From Excess Cashflow, if any, sequentially to the Mezzanine and Subordinate Certificates, any Allocated Realized Loss Amounts.

From Excess Cashflow, if any, to pay the Swap Termination Payment (not caused by a Swap Provider Trigger Event) owed to the Swap Provider.

From Excess Cashflow, if any, to pay any remaining amount to the Class C, Class P and Class R Certificates in accordance with the Pooling and Servicing Agreement.

From the Swap Account, to pay any current Realized Losses to the Senior, Mezzanine and Subordinate Certificates, sequentially.

From the Swap Account, to pay any principal first, on the Senior Certificates, pro rata, and second, on the Mezzanine and Subordinate Certificates, sequentially, in accordance with the principal payment provisions described above in an amount necessary to maintain the applicable Overcollateralization Target Amount.

From the Swap Account, to pay any unpaid interest on the Senior Certificates, pro rata, including any accrued unpaid interest from a prior Distribution Date and then to pay any unpaid interest including any accrued unpaid interest from prior Distribution Dates to the Mezzanine and Subordinate Certificates, sequentially.

From the Swap Account to pay first the Class A Certificates concurrently and then the Mezzanine and Subordinate Certificates sequentially any net prepayment interest shortfalls.

From the Swap Account, to pay the Net WAC Cap Carryover Amount on the Senior, Mezzanine and Subordinate Certificates remaining unpaid in the same order of priority as described above.

From the Swap Account to pay first the Class A Certificates concurrently and then the Mezzanine and Subordinate Certificates sequentially, and Relief Act Shortfalls.

From the Swap Account certain reimbursements to the transaction parties.

From the Swap Account sequentially to the Mezzanine and Subordinate Certificates, any Allocated Realized Loss Amounts.

Swap Agreement:

On the Closing Date, the Securities Administrator on behalf of the supplemental interest trust will enter into a Swap Agreement with an initial notional amount of $581,539,556. Under the Swap Agreement, the supplemental interest trust will be obligated to pay an amount equal to [TBD] per annum on the notional amount as set forth in the Swap Agreement to the Swap Provider and the supplemental interest trust will be entitled to receive an amount equal to one-month LIBOR on the notional amount as set forth in the Swap Agreement from the Swap Provider, until the Swap Agreement is terminated.  Only the net amount of the two obligations will be paid by the appropriate party (“Net Swap Payment”).  See the attached schedule.

Generally, the Net Swap Payment will be deposited into a swap account (the “Swap Account”) by the Securities Administrator pursuant to the Pooling and Servicing Agreement and amounts on deposit in the Swap Account will be distributed in accordance with the terms set forth in the Pooling and Servicing Agreement.

Upon early termination of the Swap Agreement, the Trust or the Swap Provider may be liable to make a termination payment (the ‘‘Swap Termination Payment’’) to the other party (regardless of which party caused the termination).  The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement.  In the event that the supplemental interest trust is required to make a Swap Termination Payment, that payment will be paid on the related Distribution Date, and on any subsequent Distribution Dates until paid in full, generally, prior to distributions to Certificateholders.

Net WAC Cap Carryover

Reserve Account:

Amounts deposited in the Net WAC Cap Carryover Reserve Account will be distributed as follows:

A)

First to the Senior, Mezzanine and Subordinate Certificates, any related unpaid Net WAC Cap Carryover Amount (in each case only up to a maximum amount equal to the Cap Amount for the related class) distributed in the following order of priority:

i)

to the Senior Certificates, on a pro rata basis based on their respective Cap Amounts.

ii)

to the Class M-1 Certificates.

iii)

to the Class M-2 Certificates.

iv)

to the Class M-3 Certificates.

v)

to the Class M-4 Certificates.

vi)

to the Class M-5 Certificates.

vii)

to the Class M-6 Certificates.

viii)

to the Class M-7 Certificates.

ix)

to the Class M-8 Certificates.

x)

to the Class M-9 Certificates.

xi)

to the Class M-10 Certificates.

xii)

to the Class M-11 Certificates.

B)

Second to the Senior, Mezzanine and Subordinate Certificates, any related unpaid Net WAC Cap Carryover Amount (after taking into account distributions pursuant to A) above) distributed in the following order of priority:

i)

to the Senior Certificates, on a pro rata basis based on their respective entitlements.

ii)

to the Class M-1 Certificates.

iii)

to the Class M-2 Certificates.

iv)

to the Class M-3 Certificates.

v)

to the Class M-4 Certificates.

vi)

to the Class M-5 Certificates.

vii)

to the Class M-6 Certificates.

viii)

to the Class M-7 Certificates.

ix)

to the Class M-8 Certificates.

x)

to the Class M-9 Certificates.

xi)

to the Class M-10 Certificates.

xii)

to the Class M-11 Certificates.

Swap Schedule

Distribution Date	Notional Schedule ($)	Distribution Date	Notional Schedule ($)
March 25, 2006	581,539,555.85	February 25, 2009	13,411,014.13
April 25, 2006	556,926,543.39	March 25, 2009	18,015,848.26
May 25, 2006	533,107,170.96	April 25, 2009	22,414,487.75
June 25, 2006	509,298,297.44	May 25, 2009	22,178,956.50
July 25, 2006	486,776,480.81	June 25, 2009	21,442,860.34
August 25, 2006	465,191,772.17	July 25, 2009	20,730,480.18
September 25, 2006	462,275,400.34	August 25, 2009	20,041,088.75
October 25, 2006	441,998,921.05	September 25, 2009	19,373,971.12
November 25, 2006	422,344,288.51	October 25, 2009	18,728,439.03
December 25, 2006	403,348,772.85	November 25, 2009	18,103,818.27
January 25, 2007	385,173,690.56	December 25, 2009	17,499,459.07
February 25, 2007	367,783,964.53	January 25, 2010	16,914,727.24
March 25, 2007	351,145,479.26	February 25, 2010	16,349,012.10
April 25, 2007	335,034,243.90	March 25, 2010	15,801,717.40
May 25, 2007	317,030,611.18	April 25, 2010	15,272,266.36
June 25, 2007	292,449,405.98	May 25, 2010	14,760,096.52
July 25, 2007	279,085,056.59	June 25, 2010	14,197,742.59
August 25, 2007	265,663,002.87	July 25, 2010	13,721,575.87
September 25, 2007	253,453,692.64	August 25, 2010	13,260,966.88
October 25, 2007	237,800,880.13	September 25, 2010	0
November 25, 2007	105,909,627.27
December 25, 2007	39,663,088.18
January 25, 2008	37,509,147.27
February 25, 2008	35,433,382.36
March 25, 2008	33,350,209.75
April 25, 2008	31,426,022.61
May 25, 2008	29,411,467.57
June 25, 2008	27,563,312.73
July 25, 2008	25,850,913.55
August 25, 2008	23,615,184.37
September 25, 2008	22,051,016.80
October 25, 2008	19,902,176.66
November 25, 2008	18,012,691.14
December 25, 2008	15,907,358.89
January 25, 2009	14,636,655.16

Net WAC Cap and Effective Rate Schedule

Period	Payment Date	Net WAC Cap(%)(1)(2)	Effective Rate(%)(1)(3)	Period	Payment Date	Net WAC Cap (%)(1)(2)	Effective Rate(%)(1)(3)
1	03/25/2006	8.84	22.93	45	11/25/2009	11.18	12.61
2	04/25/2006	7.14	21.11	46	12/25/2009	11.86	13.26
3	05/25/2006	7.38	20.95	47	01/25/2010	11.47	12.88
4	06/25/2006	7.15	20.58	48	02/25/2010	11.48	12.87
5	07/25/2006	7.39	20.42	49	03/25/2010	12.70	14.04
6	08/25/2006	7.15	20.07	50	04/25/2010	11.48	12.86
7	09/25/2006	7.15	20.33	51	05/25/2010	12.23	13.59
8	10/25/2006	7.39	20.19	52	06/25/2010	11.91	13.26
9	11/25/2006	7.16	19.85	53	07/25/2010	12.30	13.63
10	12/25/2006	7.40	19.71	54	08/25/2010	11.90	13.23
11	01/25/2007	7.16	19.37	55	09/25/2010	11.90	11.90
12	02/25/2007	7.16	19.14	56	10/25/2010	12.30	12.30
13	03/25/2007	7.93	19.28	57	11/25/2010	11.90	11.90
14	04/25/2007	7.17	18.68	58	12/25/2010	12.30	12.30
15	05/25/2007	7.42	18.49	59	01/25/2011	11.90	11.90
16	06/25/2007	7.23	17.83	60	02/25/2011	11.90	11.90
17	07/25/2007	7.47	17.75	61	03/25/2011	13.17	13.17
18	08/25/2007	7.23	17.39	62	04/25/2011	11.89	11.89
19	09/25/2007	7.23	17.19	63	05/25/2011	12.28	12.28
20	10/25/2007	7.49	16.99	64	06/25/2011	11.89	11.89
21	11/25/2007	7.76	12.14	65	07/25/2011	12.28	12.28
22	12/25/2007	8.37	10.04	66	08/25/2011	11.88	11.88
23	01/25/2008	8.10	9.75	67	09/25/2011	11.88	11.88
24	02/25/2008	8.11	9.70	68	10/25/2011	12.27	12.27
25	03/25/2008	8.67	10.17	69	11/25/2011	11.87	11.87
26	04/25/2008	8.13	9.62	70	12/25/2011	12.26	12.26
27	05/25/2008	8.91	10.33	71	01/25/2012	11.86	11.86
28	06/25/2008	8.97	10.35	72	02/25/2012	11.86	11.86
29	07/25/2008	9.27	10.58	73	03/25/2012	12.67	12.67
30	08/25/2008	8.98	10.22	74	04/25/2012	11.85	11.85
31	09/25/2008	8.98	10.17	75	05/25/2012	12.24	12.24
32	10/25/2008	9.30	10.39	76	06/25/2012	11.84	11.84
33	11/25/2008	9.50	10.53	77	07/25/2012	12.23	12.23
34	12/25/2008	10.17	11.10	78	08/25/2012	11.83	11.83
35	01/25/2009	9.84	10.73	79	09/25/2012	11.83	11.83
36	02/25/2009	9.85	10.68	80	10/25/2012	12.22	12.22
37	03/25/2009	10.90	12.01	81	11/25/2012	11.82	11.82
38	04/25/2009	9.87	11.33	82	12/25/2012	12.21	12.21
39	05/25/2009	10.70	12.18	83	01/25/2013	11.81	11.81
40	06/25/2009	10.69	12.17	84	02/25/2013	11.81	11.81
41	07/25/2009	11.04	12.50	85	03/25/2013	13.07	13.07
42	08/25/2009	10.69	12.15	86	04/25/2013	11.80	11.80
43	09/25/2009	10.69	12.14	87	05/25/2013	12.19	12.19
44	10/25/2009	11.06	12.48

(1) Assumes 1-month LIBOR and 6-month LIBOR instantaneously increase and remain at 20.00%.

(2) As a result of the assumption that 1-month LIBOR and 6-month LIBOR are at 20.00%, the indicated Net WAC Cap reflects no amounts paid to the Swap Counterparty.

(3) The effective available funds cap rate (the “Effective Rate”) is a per annum rate equal to the sum of (A) the product of (i) 30 divided by the actual number of days in the Interest Accrual Period for the Certificates and (ii)  the weighted average Net Mortgage Rate of the mortgage loans plus (B) the net swap payment owed to the trust, if any, divided by the aggregate principal balance of the mortgage loans as of the first day of the applicable collection period multiplied by 360 divided by actual number of days.

Prepayment Speed Sensitivity Table (To Call)

Prepayment Speed	0%	50%	100%	150%	200%
Class A-1
WAL	19.44	4.69	2.22	1.11	0.76
Principal Window	1 - 343	1 - 176	1 - 87	1 - 34	1 - 23
# months	343	176	87	34	23

Prepayment Speed Sensitivity Table (To Maturity)

Prepayment Speed	0%	50%	100%	150%	200%
Class A-1
WAL	19.50	4.96	2.39	1.11	0.76
Principal Window	1 - 356	1 - 312	1 - 180	1 - 34	1 - 23
# months	356	312	180	34	23

EXCESS SPREAD (1,2)

Period	STATIC Excess Spread %	FORWARD Excess Spread %	FWD 1 Month LIBOR %	FWD 6 Month LIBOR %	Period	STATIC Excess Spread %	FORWARD Excess Spread %	FWD 1 Month LIBOR %	FWD 6 Month LIBOR %
1	3.10	3.10	4.5700	4.9194	46	5.19	4.94	4.9906	5.0581
2	2.23	2.23	4.7401	4.9941	47	5.05	4.79	4.9907	5.0628
3	2.26	2.24	4.8562	5.0542	48	5.05	4.79	4.9910	5.0677
4	2.25	2.22	4.9525	5.0955	49	5.48	5.23	5.0188	5.0734
5	2.28	2.24	4.9998	5.1101	50	5.05	4.76	5.0202	5.0746
6	2.27	2.21	5.0915	5.1156	51	5.19	4.92	5.0202	5.0744
7	2.26	2.22	5.0283	5.1104	52	5.04	4.77	5.0208	5.0751
8	2.30	2.24	5.0604	5.1002	53	5.19	4.93	5.0206	5.0743
9	2.27	2.20	5.1095	5.0835	54	5.04	4.76	5.0217	5.0745
10	2.31	2.25	5.0415	5.0595	55	5.06	4.74	5.0210	5.0742
11	2.28	2.21	5.0303	5.0472	56	5.22	4.91	5.0205	5.0731
12	2.29	2.20	5.0591	5.0355	57	5.05	4.74	5.0210	5.0733
13	2.41	2.34	4.9666	5.0196	58	5.21	4.91	5.0200	5.0731
14	2.30	2.21	4.9685	5.0206	59	5.05	4.74	5.0200	5.0728
15	2.36	2.27	4.9676	5.0202	60	5.05	4.73	5.0195	5.0721
16	2.37	2.27	4.9680	5.0203	61	5.53	5.25	5.0196	5.0720
17	2.43	2.32	4.9683	5.0197	62	5.05	4.73	5.0200	5.0719
18	2.38	2.27	4.9678	5.0197	63	5.21	4.90	5.0197	5.0707
19	2.39	2.27	4.9676	5.0192	64	5.04	4.73	5.0186	5.0700
20	2.47	2.35	4.9673	5.0152	65	5.20	4.90	5.0174	5.0686
21	3.02	2.75	4.9669	5.0115	66	5.04	4.72	5.0172	5.0689
22	3.57	3.24	4.9661	5.0072	67	5.04	4.72	5.0158	5.0667
23	3.43	3.09	4.9658	5.0037	68	5.20	4.90	5.0144	5.0666
24	3.43	3.09	4.9652	4.9981	69	5.04	4.72	5.0136	5.0684
25	3.72	3.41	4.9462	4.9931	70	5.19	4.89	5.0121	5.0679
26	3.45	3.12	4.9449	4.9918	71	5.03	4.72	5.0121	5.0689
27	4.10	3.78	4.9424	4.9889	72	5.03	4.72	5.0107	5.0692
28	4.28	3.96	4.9412	4.9868	73	5.35	5.06	5.0194	5.0696
29	4.42	4.12	4.9379	4.9839	74	5.03	4.71	5.0194	5.0689
30	4.28	3.97	4.9361	4.9819	75	5.19	4.88	5.0170	5.0668
31	4.29	3.97	4.9340	4.9803	76	5.02	4.70	5.0160	5.0657
32	4.45	4.15	4.9309	4.9868	77	5.18	4.88	5.0148	5.0636
33	4.74	4.45	4.9288	4.9964	78	5.02	4.70	5.0128	5.0620
34	5.14	4.87	4.9263	5.0066	79	5.02	4.70	5.0112	5.0603
35	4.99	4.71	4.9237	5.0184	80	5.18	4.88	5.0095	5.0621
36	4.99	4.72	4.9220	5.0293	81	5.02	4.70	5.0077	5.0659
37	5.42	5.14	4.9886	5.0428	82	5.17	4.88	5.0055	5.0687
38	4.89	4.57	4.9901	5.0441	83	5.01	4.70	5.0039	5.0724
39	5.15	4.88	4.9902	5.0440	84	5.01	4.70	5.0019	5.0757
40	5.02	4.75	4.9912	5.0451	85	5.49	5.20	5.0292	5.0788
41	5.17	4.91	4.9908	5.0441	86	5.01	4.67	5.0289	5.0787
42	5.03	4.76	4.9913	5.0444	87	5.17	4.85	5.0265	5.0757
43	5.03	4.76	4.9913	5.0449
44	5.18	4.93	4.9910	5.0478
45	5.04	4.78	4.9919	5.0527

(1)      Assumes the pricing prepayment speed to call.

(2)

Calculated as (a) interest collections on the Mortgage Loans (net of the Servicing Fee, the Custodian Fee, the Trust Oversight Manager Fee, and Securities Administrator Fee), less aggregate interest on the Certificates plus net swap payments divided by (b) aggregate principal balance of the Mortgage Loans as of the beginning period.

Total Mortgage Loan Statistics

As of the Cut-off Date

As of the Cut-off Date

Summary Statistics		Minimum	Maximum
Scheduled Principal Balance	$619,359,045.30	$11,972.96	$1,000,000.00
Average Scheduled Principal Balance	$175,605.06
Number of Mortgage Loans	3,527

Weighted Average Gross Coupon	7.896%	5.220%	12.470%
Weighted Average FICO Score	641	500	804
Weighted Average Combined Original LTV	81.69%	11.96%	100.00%
Weighted Average DTI	43.29%	3.72%	54.98%

Weighted Average Original Term	343	180	360
Weighted Average Stated Remaining Term	339	165	358
Weighted Average Seasoning	4	2	15

Weighted Average Gross Margin	6.023%	3.500%	9.000%
Weighted Average Minimum Interest Rate	7.645%	5.220%	12.470%
Weighted Average Maximum Interest Rate	13.941%	11.220%	18.470%
Weighted Average Initial Rate Cap	1.148%	1.000%	1.500%
Weighted Average Subsequent Rate Cap	1.148%	1.000%	1.500%
Weighted Average Months to Roll	20	3	51

Maturity Date		November 1, 2019	December 1, 2035
Maximum Zip Code Concentration	60629(0.65%)

ARM	82.75%
Fixed Rate	17.25%

Interest Only	32.99%	Primary	92.38%
Not Interest Only	67.01%	Investment	6.23%
Weighted Average IO Term	27	Second / Vacation	1.39%

First Lien	90.84%	Single Family	69.43%
Second Lien	9.16%	Multi Family	9.34%
		Condo	9.56%
Full Documentation	30.95%	Townhouse	0.08%
Stated Documentation	68.06%	PUD	11.56%
Alt1 Documentation	0.22%	MH	0.03%
Limited Documentation	0.66%
Lite Documentation	0.11%	Top 5 States:
		California	49.98%
Purchase	59.29%	Illinois	12.74%
Cash Out Refinance	39.00%	Texas	8.87%
Rate/Term Refinance	1.71%	Florida	8.38%
		Arizona	2.75%

Current Principal Balance	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
50,000 or less	326	11,790,100.95	1.90	10.585	191	96.74	649	42.30
50,001 - 100,000	968	72,259,657.47	11.67	9.465	259	90.13	638	42.59
100,001 - 150,000	604	74,562,778.40	12.04	8.210	333	82.18	630	41.56
150,001 - 200,000	406	70,748,309.13	11.42	7.682	356	78.85	629	42.34
200,001 - 250,000	352	78,818,065.55	12.73	7.545	356	79.29	637	43.37
250,001 - 300,000	289	79,367,174.63	12.81	7.570	356	80.12	639	44.39
300,001 - 350,000	210	68,197,067.99	11.01	7.498	355	80.30	647	44.46
350,001 - 400,000	157	58,947,126.45	9.52	7.500	356	80.24	649	45.19
400,001 - 450,000	97	41,241,560.43	6.66	7.376	356	79.45	659	45.57
450,001 - 500,000	65	31,087,233.82	5.02	7.499	356	80.40	637	42.34
500,001 - 550,000	17	8,914,182.67	1.44	7.211	355	79.49	667	41.73
550,001 - 600,000	14	8,043,988.17	1.30	7.412	356	82.84	667	39.78
600,001 - 650,000	11	6,989,477.26	1.13	7.479	357	85.35	675	46.34
650,001 - 700,000	4	2,687,773.66	0.43	7.214	354	87.40	713	34.11
700,001 - 750,000	4	2,970,821.77	0.48	7.856	356	75.77	634	34.64
850,001 - 900,000	2	1,733,726.95	0.28	7.713	358	84.92	643	26.61
950,001 - 1,000,000	1	1,000,000.00	0.16	7.220	351	65.57	660	53.15
Total:	3,527	619,359,045.30	100.00	7.896	339	81.69	641	43.29

Current Gross Rate	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
5.000 - 5.499	4	795,651.11	0.13	5.350	356	70.43	692	24.18
5.500 - 5.999	28	7,153,893.46	1.16	5.893	351	71.01	647	43.86
6.000 - 6.499	98	24,450,994.66	3.95	6.287	354	70.20	663	43.89
6.500 - 6.999	378	99,369,428.88	16.04	6.884	355	77.98	664	42.76
7.000 - 7.499	580	134,966,242.31	21.79	7.275	356	80.12	653	44.11
7.500 - 7.999	716	159,250,782.68	25.71	7.739	356	80.30	638	43.01
8.000 - 8.499	318	59,806,184.42	9.66	8.244	356	81.21	617	42.86
8.500 - 8.999	275	44,651,911.28	7.21	8.734	354	83.65	603	42.00
9.000 - 9.499	116	16,159,290.41	2.61	9.271	351	85.61	593	42.12
9.500 - 9.999	291	27,209,933.28	4.39	9.828	259	92.37	640	43.69
10.000 - 10.499	177	12,539,269.92	2.02	10.240	213	96.08	649	44.52
10.500 - 10.999	284	18,382,197.95	2.97	10.706	182	98.82	642	44.86
11.000 - 11.499	160	8,966,935.31	1.45	11.146	179	99.25	636	45.39
11.500 - 11.999	90	5,018,670.76	0.81	11.673	177	99.95	630	45.78
12.000 - 12.499	12	637,658.87	0.10	12.098	189	98.75	624	42.88
Total:	3,527	619,359,045.30	100.00	7.896	339	81.69	641	43.29

FICO	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
500 - 524	60	8,780,718.78	1.42	8.817	352	72.15	511	41.94
525 - 549	167	29,853,106.00	4.82	8.309	353	75.21	537	43.01
550 - 574	212	38,654,391.79	6.24	8.129	355	77.81	562	42.46
575 - 599	295	51,622,144.55	8.33	7.879	354	80.09	588	42.24
600 - 624	576	98,770,460.55	15.95	8.051	338	83.15	613	42.78
625 - 649	767	123,682,835.47	19.97	8.058	328	83.26	637	44.34
650 - 674	624	106,224,465.73	17.15	7.783	334	81.79	661	43.32
675 - 699	391	74,712,632.07	12.06	7.592	340	82.33	686	43.00
700 - 724	211	42,522,663.98	6.87	7.521	340	82.78	711	43.92
725 - 749	121	22,013,722.84	3.55	7.600	334	83.79	736	44.56
750 - 774	68	15,806,639.07	2.55	7.486	333	81.97	760	43.21
775 - 799	30	6,292,709.31	1.02	7.835	338	84.57	785	42.60
800 - 824	5	422,555.16	0.07	7.850	331	74.02	803	38.70
Total:	3,527	619,359,045.30	100.00	7.896	339	81.69	641	43.29

Combined Original LTV	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
0.01 - 50.00	72	10,513,358.75	1.70	7.393	350	41.50	603	39.99
50.01 - 55.00	28	5,281,469.33	0.85	7.134	351	53.10	602	42.49
55.01 - 60.00	42	8,951,792.21	1.45	7.545	353	58.32	612	40.46
60.01 - 65.00	71	16,992,278.43	2.74	7.406	353	63.48	613	41.90
65.01 - 70.00	96	21,512,411.80	3.47	7.374	353	68.42	612	42.83
70.01 - 75.00	142	29,266,837.49	4.73	7.487	353	73.82	610	43.29
75.01 - 80.00	1,496	326,720,012.50	52.75	7.479	356	79.83	653	43.87
80.01 - 85.00	185	39,302,022.87	6.35	7.968	355	84.56	599	41.99
85.01 - 90.00	294	62,838,974.83	10.15	7.947	355	89.81	640	42.00
90.01 - 95.00	217	38,312,856.26	6.19	8.561	347	94.74	635	41.59
95.01 - 100.00	884	59,667,030.83	9.63	10.386	190	99.99	658	45.09
Total:	3,527	619,359,045.30	100.00	7.896	339	81.69	641	43.29

Original Term (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
180	920	59,345,839.22	9.58	10.487	177	98.43	658	44.99
240	1	68,728.29	0.01	6.990	231	68.97	679	37.56
300	2	202,813.42	0.03	6.864	289	81.58	637	32.47
360	2,604	559,741,664.37	90.37	7.622	356	79.91	639	43.12
Total:	3,527	619,359,045.30	100.00	7.896	339	81.69	641	43.29

Remaining Term to Stated Maturity	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
121 - 180	920	59,345,839.22	9.58	10.487	177	98.43	658	44.99
181 - 240	1	68,728.29	0.01	6.990	231	68.97	679	37.56
241 - 300	2	202,813.42	0.03	6.864	289	81.58	637	32.47
301 - 360	2,604	559,741,664.37	90.37	7.622	356	79.91	639	43.12
Total:	3,527	619,359,045.30	100.00	7.896	339	81.69	641	43.29

Debt Ratio	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
0.01 - 20.00	51	10,727,634.64	1.73	7.663	353	78.87	659	13.78
20.01 - 25.00	87	11,850,020.13	1.91	7.775	351	80.48	630	22.96
25.01 - 30.00	124	18,555,465.52	3.00	7.861	349	79.25	629	28.13
30.01 - 35.00	243	34,295,933.07	5.54	7.781	343	80.32	631	32.82
35.01 - 40.00	412	64,855,121.61	10.47	7.910	341	81.53	632	37.76
40.01 - 45.00	845	156,825,727.10	25.32	7.857	341	81.66	643	42.89
45.01 - 50.00	1,627	291,895,318.79	47.13	7.994	334	82.63	646	47.93
50.01 - 55.00	138	30,353,824.44	4.90	7.401	349	77.64	624	52.05
Total:	3,527	619,359,045.30	100.00	7.896	339	81.69	641	43.29

ARM/FRM	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
ARM	2,321	512,535,592.88	82.75	7.645	356	80.47	639	43.32
Fixed Rate	1,206	106,823,452.42	17.25	9.100	256	87.51	650	43.16
Total:	3,527	619,359,045.30	100.00	7.896	339	81.69	641	43.29

Product	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
2/28 ARM	1,572	301,297,263.64	48.65	7.755	356	80.68	621	42.71
2/28 ARM IO	681	198,069,338.88	31.98	7.484	356	80.03	667	44.38
3/27 ARM	41	7,512,053.53	1.21	7.466	355	83.93	636	39.48
3/27 ARM IO	17	3,837,913.49	0.62	7.418	356	75.78	653	44.99
5/25 ARM	1	327,483.66	0.05	6.950	351	100.00	635	33.03
5/25 ARM IO	2	367,170.57	0.06	7.003	351	80.00	626	35.81
6ML ARM	7	1,124,369.11	0.18	8.743	357	89.22	628	45.27
Fixed	313	48,144,827.77	7.77	7.426	345	73.64	640	40.88
Fixed IO	6	2,048,880.00	0.33	7.302	356	73.83	643	40.70
15/30 Balloon	887	56,629,744.65	9.14	10.588	177	99.80	660	45.18
Total:	3,527	619,359,045.30	100.00	7.896	339	81.69	641	43.29

Interest Only	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Not Interest Only	2,821	415,035,742.36	67.01	8.100	330	82.57	629	42.78
Interest Only	706	204,323,302.94	32.99	7.480	356	79.89	666	44.34
Total:	3,527	619,359,045.30	100.00	7.896	339	81.69	641	43.29

Interest Only Term (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
None	2,821	415,035,742.36	67.01	8.100	330	82.57	629	42.78
24	644	186,520,508.48	30.12	7.524	357	79.99	666	44.40
36	16	3,591,975.48	0.58	7.430	356	74.12	653	44.65
60	46	14,210,818.98	2.29	6.926	352	80.09	672	43.57
Total:	3,527	619,359,045.30	100.00	7.896	339	81.69	641	43.29

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
None	935	148,099,980.81	23.91	8.135	340	82.69	642	42.76
6	4	1,013,653.51	0.16	7.064	351	80.32	641	43.72
12	171	44,999,384.15	7.27	7.720	345	81.24	653	42.91
18	4	847,497.36	0.14	7.518	350	71.73	567	45.14
24	2,095	371,288,995.52	59.95	7.890	336	82.12	641	43.89
30	2	328,780.13	0.05	7.912	351	82.75	562	38.44
36	283	47,052,532.62	7.60	7.465	348	75.77	635	40.86
60	33	5,728,221.20	0.92	7.241	350	81.23	640	41.56
Total:	3,527	619,359,045.30	100.00	7.896	339	81.69	641	43.29

Lien	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
First	2,637	562,603,503.36	90.84	7.624	355	79.86	639	43.10
Second	890	56,755,541.94	9.16	10.590	177	99.80	660	45.19
Total:	3,527	619,359,045.30	100.00	7.896	339	81.69	641	43.29

Documentation Type	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Full Documentation	1,118	191,683,448.50	30.95	7.622	345	80.64	617	41.41
Stated Documentation	2,378	421,559,207.61	68.06	8.023	336	82.12	652	44.20
Alt1 Documentation	8	1,359,273.15	0.22	7.615	350	85.04	624	41.30
Limited Documentation	21	4,071,309.71	0.66	7.745	339	85.14	659	37.75
Lite Documentation	2	685,806.33	0.11	7.663	351	85.00	684	47.93
Total:	3,527	619,359,045.30	100.00	7.896	339	81.69	641	43.29

Loan Purpose	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Purchase	2,282	367,236,611.22	59.29	8.040	331	84.38	658	43.83
Cash-Out Refinance	1,175	241,519,104.36	39.00	7.679	350	77.66	616	42.51
Rate / Term Refinance	70	10,603,329.72	1.71	7.826	346	80.19	615	42.42
Total:	3,527	619,359,045.30	100.00	7.896	339	81.69	641	43.29

Property Type	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Single Family	2,494	430,032,766.53	69.43	7.908	339	81.56	638	43.19
2-4 Family	270	57,835,861.80	9.34	7.666	341	79.70	649	43.91
Condo	362	59,194,998.08	9.56	7.952	334	83.12	653	43.19
Townhouse	3	505,160.40	0.08	7.019	351	82.17	674	44.57
PUD	396	71,610,712.47	11.56	7.965	342	82.87	643	43.50
MH	2	179,546.02	0.03	7.609	320	81.42	696	39.17
Total:	3,527	619,359,045.30	100.00	7.896	339	81.69	641	43.29

Occupancy Status	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Primary	3,269	572,162,592.75	92.38	7.890	337	81.82	640	43.55
Investment	221	38,560,945.34	6.23	8.026	355	79.15	651	40.52
Second/Vacation	37	8,635,507.21	1.39	7.713	353	84.40	689	38.79
Total:	3,527	619,359,045.30	100.00	7.896	339	81.69	641	43.29

Credit Grade	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
A+	126	31,850,801.18	5.14	7.012	350	80.31	684	42.14
A	119	23,437,514.79	3.78	7.701	350	81.88	598	41.89
A1	2,850	480,345,919.25	77.56	7.929	335	82.65	650	43.50
A2	218	41,963,835.20	6.78	7.997	347	80.85	604	43.57
A-	17	2,948,596.76	0.48	8.079	351	81.50	584	43.47
B	17	2,349,577.61	0.38	8.555	350	81.11	536	41.18
B1	75	15,682,399.38	2.53	7.960	356	74.08	584	42.78
B2	49	11,201,614.34	1.81	8.168	356	71.75	573	42.92
C (Other)	14	2,019,731.29	0.33	8.600	351	68.36	545	42.00
C (ResMAE)	1	400,416.19	0.06	7.880	345	79.00	585	40.46
C1	35	5,689,952.70	0.92	8.331	348	66.12	569	39.58
C2	5	1,217,936.10	0.20	9.870	356	58.39	598	44.66
C-	1	250,750.51	0.04	7.990	350	50.00	504	35.86
Total:	3,527	619,359,045.30	100.00	7.896	339	81.69	641	43.29

State	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Alabama	9	1,378,014.83	0.22	8.641	351	85.69	634	34.23
Arizona	120	17,017,983.21	2.75	7.947	339	84.23	643	43.72
California	1,362	309,576,343.78	49.98	7.778	335	80.77	646	44.41
Colorado	75	11,192,905.57	1.81	7.918	337	83.22	637	41.82
Connecticut	14	2,403,017.41	0.39	8.064	347	81.82	640	44.69
Delaware	3	455,307.34	0.07	7.339	350	90.01	635	45.95
Florida	310	51,905,168.80	8.38	8.065	343	83.01	639	42.42
Georgia	16	2,638,687.16	0.43	7.950	350	84.42	599	38.89
Hawaii	18	4,976,634.84	0.80	7.479	344	77.41	685	39.20
Idaho	2	162,496.28	0.03	7.203	316	85.79	662	43.06
Illinois	512	78,914,752.22	12.74	7.999	339	83.28	646	43.89
Indiana	14	1,410,985.14	0.23	8.030	345	85.03	598	35.15
Iowa	1	111,929.95	0.02	9.000	351	90.00	610	42.51
Kansas	9	900,616.83	0.15	8.217	350	83.01	644	45.20
Kentucky	4	582,259.71	0.09	8.003	350	92.38	601	43.44
Louisiana	17	1,749,591.09	0.28	8.422	349	87.17	632	43.29
Maryland	9	2,455,255.28	0.40	7.842	351	78.95	672	43.43
Massachusetts	2	644,231.09	0.10	7.461	351	80.00	697	39.06
Michigan	70	7,001,286.85	1.13	8.684	354	83.27	601	40.63
Minnesota	79	9,199,295.49	1.49	8.193	324	84.79	635	43.94
Mississippi	9	635,630.49	0.10	7.892	356	82.92	615	44.95
Missouri	76	9,227,530.83	1.49	8.402	343	83.22	629	35.57
Nevada	56	9,406,181.26	1.52	8.234	338	82.95	634	43.02
New Hampshire	1	160,801.82	0.03	7.790	351	49.39	516	43.39
New Jersey	10	2,998,891.75	0.48	7.288	351	85.34	636	42.66
New Mexico	12	988,862.51	0.16	8.303	331	82.01	618	39.82
New York	39	11,719,985.01	1.89	7.110	350	77.16	668	42.60
North Carolina	3	528,824.08	0.09	8.260	350	82.51	571	35.51
Ohio	2	283,896.77	0.05	8.436	351	83.46	541	35.37
Oklahoma	27	2,648,536.41	0.43	8.070	348	85.09	625	37.70
Oregon	17	2,202,552.24	0.36	7.890	339	83.39	632	39.13
Pennsylvania	9	2,205,997.33	0.36	7.260	351	87.27	658	43.39
Rhode Island	3	550,764.45	0.09	8.308	351	72.84	581	42.81
South Carolina	1	18,959.50	0.00	11.400	178	100.00	602	45.33
Tennessee	18	2,290,745.64	0.37	7.757	354	87.93	600	42.73
Texas	495	54,944,356.19	8.87	8.076	350	81.06	622	40.72
Utah	43	4,730,776.78	0.76	8.077	329	83.26	635	41.85
Virginia	8	1,691,770.23	0.27	8.056	351	75.64	596	42.29
Washington	25	4,322,441.25	0.70	8.089	335	80.67	646	43.91
Wisconsin	27	3,124,777.89	0.50	8.376	347	83.81	628	40.80
Total:	3,527	619,359,045.30	100.00	7.896	339	81.69	641	43.29

Gross Margin	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
3.500 - 3.999	16	3,219,816.13	0.63	7.303	356	78.99	645	45.70
4.000 - 4.499	27	5,584,647.53	1.09	7.280	354	81.48	651	41.73
4.500 - 4.999	23	5,986,280.87	1.17	6.986	351	79.41	657	45.04
5.000 - 5.499	46	12,228,411.89	2.39	6.843	351	80.73	672	42.71
5.500 - 5.999	38	9,033,549.42	1.76	7.135	350	78.82	647	42.29
6.000 - 6.499	1,959	434,604,499.37	84.79	7.634	357	80.89	643	43.48
6.500 - 6.999	124	27,111,181.38	5.29	8.058	355	76.69	588	42.73
7.000 - 7.499	68	11,636,918.40	2.27	8.496	353	73.39	574	40.48
7.500 - 7.999	11	1,725,375.76	0.34	8.965	350	88.41	572	41.61
8.000 - 8.499	8	1,280,574.47	0.25	9.460	350	85.70	557	37.34
9.000 - 9.499	1	124,337.66	0.02	10.500	351	80.00	541	39.63
Total:	2,321	512,535,592.88	100.00	7.645	356	80.47	639	43.32

Minimum Interest Rate	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
5.000 - 5.499	3	584,432.75	0.11	5.331	356	72.67	684	24.96
5.500 - 5.999	23	6,252,314.15	1.22	5.879	355	72.90	642	44.00
6.000 - 6.499	53	13,693,250.73	2.67	6.302	355	73.27	660	44.68
6.500 - 6.999	335	89,761,971.33	17.51	6.893	356	78.90	665	43.04
7.000 - 7.499	537	127,411,544.59	24.86	7.275	356	80.27	653	44.43
7.500 - 7.999	650	149,155,904.27	29.10	7.737	356	80.40	639	43.17
8.000 - 8.499	289	56,892,732.86	11.10	8.243	356	81.32	617	43.01
8.500 - 8.999	236	40,910,008.51	7.98	8.733	356	84.47	602	41.96
9.000 - 9.499	94	14,488,476.43	2.83	9.281	356	85.72	592	42.45
9.500 - 9.999	79	11,045,507.80	2.16	9.727	356	84.55	579	41.56
10.000 - 10.499	16	1,874,507.24	0.37	10.195	357	82.95	554	43.51
10.500 - 10.999	4	345,032.22	0.07	10.572	354	62.29	556	43.20
11.000 - 11.499	1	79,920.32	0.02	11.370	356	47.62	542	44.32
12.000 - 12.499	1	39,989.68	0.01	12.470	358	80.00	536	47.53
Total:	2,321	512,535,592.88	100.00	7.645	356	80.47	639	43.32

Maximum Interest Rate	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
11.000 - 11.499	3	584,432.75	0.11	5.331	356	72.67	684	24.96
11.500 - 11.999	12	2,977,139.43	0.58	5.853	356	68.95	616	40.75
12.000 - 12.499	39	10,160,405.36	1.98	6.249	356	70.80	648	44.37
12.500 - 12.999	200	49,817,393.47	9.72	6.875	357	78.27	657	42.72
13.000 - 13.499	400	91,884,820.34	17.93	7.220	357	80.37	653	44.31
13.500 - 13.999	626	151,347,384.69	29.53	7.506	356	80.14	648	43.23
14.000 - 14.499	389	85,992,481.90	16.78	7.782	356	80.57	636	43.96
14.500 - 14.999	361	72,984,416.59	14.24	8.201	355	82.48	623	42.92
15.000 - 15.499	139	24,035,391.85	4.69	8.736	355	83.12	607	42.77
15.500 - 15.999	107	16,235,788.91	3.17	9.307	355	83.95	597	40.73
16.000 - 16.499	29	4,334,675.14	0.85	9.629	355	87.01	580	41.56
16.500 - 16.999	13	1,937,014.79	0.38	9.799	353	83.94	566	42.58
17.000 - 17.499	1	79,920.32	0.02	11.370	356	47.62	542	44.32
17.500 - 17.999	1	124,337.66	0.02	10.500	351	80.00	541	39.63
18.000 - 18.499	1	39,989.68	0.01	12.470	358	80.00	536	47.53
Total:	2,321	512,535,592.88	100.00	7.645	356	80.47	639	43.32

Initial Periodic Cap	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
1.000	1,716	361,252,730.72	70.48	7.733	357	80.46	633	43.17
1.500	605	151,282,862.16	29.52	7.434	354	80.51	653	43.68
Total:	2,321	512,535,592.88	100.00	7.645	356	80.47	639	43.32

Subsequent Periodic Cap	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
1.000	1,716	361,252,730.72	70.48	7.733	357	80.46	633	43.17
1.500	605	151,282,862.16	29.52	7.434	354	80.51	653	43.68
Total:	2,321	512,535,592.88	100.00	7.645	356	80.47	639	43.32

Months to Next Rate Adjustment	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
1 – 3	4	571,516.58	0.11	7.873	357	84.71	636	44.61
4 – 6	3	552,852.53	0.11	9.644	358	93.88	619	45.94
7 – 9	1	400,416.19	0.08	7.880	345	79.00	585	40.46
10 – 12	15	3,076,955.16	0.60	7.396	347	85.54	599	40.28
13 - 15	235	51,830,745.40	10.11	7.504	351	79.54	632	42.45
16 - 18	110	19,144,982.36	3.74	7.862	353	84.11	618	40.46
19 - 21	1,362	301,971,630.92	58.92	7.579	356	80.41	641	43.72
22 - 24	533	123,540,432.51	24.10	7.847	358	80.22	643	43.46
25 - 27	10	2,001,029.22	0.39	7.916	350	94.16	627	44.02
28 - 30	4	729,239.39	0.14	7.119	354	77.34	687	43.44
31 - 33	35	6,634,821.05	1.29	7.293	357	77.19	636	40.25
34 - 36	6	1,386,317.34	0.27	7.689	358	76.23	657	40.38
49 - 51	3	694,654.23	0.14	6.978	351	89.43	630	34.50
Total:	2,321	512,535,592.88	100.00	7.645	356	80.47	639	43.32

Group 1 Mortgage Loan Statistics

As of the Cut-off Date

Summary Statistics		Minimum	Maximum
Scheduled Principal Balance	$216,377,719.31	$11,972.96	$610,559.07
Average Scheduled Principal Balance	$155,891.73
Number of Mortgage Loans	1,388

Weighted Average Gross Coupon	7.891%	5.380%	12.240%
Weighted Average FICO Score	638	550	803
Weighted Average Combined Original LTV	81.07%	13.91%	100.00%
Weighted Average DTI	42.65%	3.72%	54.96%

Weighted Average Original Term	350	180	360
Weighted Average Stated Remaining Term	346	170	358
Weighted Average Seasoning	4	2	11

Weighted Average Gross Margin	6.028%	3.500%	8.130%
Weighted Average Minimum Interest Rate	7.744%	5.380%	10.470%
Weighted Average Maximum Interest Rate	14.024%	11.380%	16.870%
Weighted Average Initial Rate Cap	1.140%	1.000%	1.500%
Weighted Average Subsequent Rate Cap	1.140%	1.000%	1.500%
Weighted Average Months to Roll	21	3	51

Maturity Date		April 1, 2020	December 1, 2035
Maximum Zip Code Concentration	60629(1.05%)

ARM	86.53%
Fixed Rate	13.47%

Interest Only	31.63%	Primary	85.68%
Not Interest Only	68.37%	Investment	12.06%
Weighted Average IO Term	26	Second / Vacation	2.26%

First Lien	94.92%	Single Family	69.94%
Second Lien	5.08%	Multi Family	11.11%
		Condo	8.62%
Full Documentation	31.02%	Townhouse	0.10%
Stated Documentation	67.61%	PUD	10.22%
Alt1 Documentation	0.05%	MH	0.00%
Limited Documentation	1.17%
Lite Documentation	0.15%	Top 5 States:
		California	37.97%
Purchase	42.22%	Illinois	17.53%
Cash Out Refinance	54.81%	Texas	11.90%
Rate/Term Refinance	2.97%	Florida	8.60%
		Arizona	3.68%

Current Principal Balance	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
50,000 or less	144	5,011,874.05	2.32	10.585	187	97.00	650	42.47
50,001 - 100,000	352	26,139,808.84	12.08	8.747	310	84.50	633	41.28
100,001 - 150,000	298	37,133,277.96	17.16	7.970	352	80.82	636	41.38
150,001 - 200,000	195	33,519,157.18	15.49	7.743	356	79.51	637	42.44
200,001 - 250,000	152	33,861,579.78	15.65	7.541	356	79.14	642	43.09
250,001 - 300,000	103	28,127,118.79	13.00	7.681	356	81.14	633	43.57
300,001 - 350,000	66	21,276,610.56	9.83	7.567	356	81.42	644	43.91
350,001 - 400,000	54	20,312,916.57	9.39	7.628	356	79.87	638	44.64
400,001 - 450,000	14	5,763,373.58	2.66	7.594	356	78.75	628	43.19
450,001 - 500,000	4	1,915,364.89	0.89	7.931	357	73.54	656	36.23
500,001 - 550,000	3	1,562,963.04	0.72	6.835	353	74.19	675	44.00
550,001 - 600,000	2	1,143,115.00	0.53	7.782	358	85.71	677	32.08
600,001 - 650,000	1	610,559.07	0.28	7.250	356	90.00	664	46.35
Total:	1,388	216,377,719.31	100.00	7.891	346	81.07	638	42.65

Current Gross Rate	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
5.000 - 5.499	2	455,113.83	0.21	5.389	355	68.77	687	15.89
6.000 - 6.499	14	3,303,804.95	1.53	6.281	355	70.81	640	44.98
6.500 - 6.999	136	29,634,479.76	13.70	6.916	354	75.74	656	41.37
7.000 - 7.499	264	49,838,564.07	23.03	7.274	356	79.93	646	43.71
7.500 - 7.999	340	61,277,214.10	28.32	7.736	355	80.71	641	42.71
8.000 - 8.499	173	30,029,489.31	13.88	8.249	356	80.03	628	42.32
8.500 - 8.999	141	20,070,065.64	9.28	8.724	355	82.59	604	42.01
9.000 - 9.499	50	5,628,700.80	2.60	9.272	351	86.80	602	40.73
9.500 - 9.999	82	7,448,430.58	3.44	9.786	295	92.37	638	43.51
10.000 - 10.499	37	1,754,776.36	0.81	10.264	196	98.71	667	43.30
10.500 - 10.999	66	3,270,309.75	1.51	10.737	176	99.49	649	43.87
11.000 - 11.499	47	1,972,023.87	0.91	11.126	177	99.95	633	43.99
11.500 - 11.999	34	1,537,305.38	0.71	11.688	177	100.00	630	46.27
12.000 - 12.499	2	157,440.91	0.07	12.057	178	100.00	638	44.32
Total:	1,388	216,377,719.31	100.00	7.891	346	81.07	638	42.65

FICO	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
550 - 574	133	22,593,592.29	10.44	8.139	354	75.52	561	43.43
575 - 599	167	25,031,045.73	11.57	7.941	354	79.08	588	41.56
600 - 624	263	40,323,447.15	18.64	8.090	346	82.74	613	42.91
625 - 649	312	47,919,776.52	22.15	7.960	342	81.85	637	43.87
650 - 674	217	32,804,789.42	15.16	7.755	343	80.83	662	42.53
675 - 699	152	24,300,114.69	11.23	7.538	345	82.20	686	42.11
700 - 724	70	11,310,231.47	5.23	7.632	345	83.63	711	41.73
725 - 749	46	6,268,096.58	2.90	7.734	336	83.96	734	41.93
750 - 774	17	4,057,844.57	1.88	7.596	354	81.48	762	39.42
775 - 799	9	1,641,244.42	0.76	7.875	347	81.86	783	34.59
800 - 824	2	127,536.47	0.06	8.316	321	84.00	803	40.83
Total:	1,388	216,377,719.31	100.00	7.891	346	81.07	638	42.65
Combined Original LTV	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
0.01 - 50.00	34	4,815,448.10	2.23	7.723	350	39.74	608	38.52
50.01 - 55.00	13	2,506,477.43	1.16	7.260	356	53.34	595	41.06
55.01 - 60.00	20	3,657,909.13	1.69	7.515	350	57.72	603	42.32
60.01 - 65.00	33	7,731,673.82	3.57	7.398	353	63.66	632	40.28
65.01 - 70.00	41	7,409,029.03	3.42	7.688	351	68.86	631	41.74
70.01 - 75.00	55	10,168,664.51	4.70	7.721	354	74.14	613	42.07
75.01 - 80.00	611	104,178,356.47	48.15	7.584	356	79.74	647	43.21
80.01 - 85.00	87	16,511,469.70	7.63	7.831	355	84.46	615	42.46
85.01 - 90.00	160	28,995,592.09	13.40	7.981	356	89.73	639	41.93
90.01 - 95.00	107	17,788,761.58	8.22	8.542	351	94.70	636	42.79
95.01 - 100.00	227	12,614,337.45	5.83	10.244	206	99.96	653	44.25
Total:	1,388	216,377,719.31	100.00	7.891	346	81.07	638	42.65

Original Term (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
180	239	12,209,293.92	5.64	10.445	177	96.62	653	44.01
240	1	68,728.29	0.03	6.990	231	68.97	679	37.56
360	1,148	204,099,697.10	94.33	7.739	356	80.14	637	42.57
Total:	1,388	216,377,719.31	100.00	7.891	346	81.07	638	42.65

Remaining Term to Stated Maturity	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
121 - 180	239	12,209,293.92	5.64	10.445	177	96.62	653	44.01
181 - 240	1	68,728.29	0.03	6.990	231	68.97	679	37.56
301 - 360	1,148	204,099,697.10	94.33	7.739	356	80.14	637	42.57
Total:	1,388	216,377,719.31	100.00	7.891	346	81.07	638	42.65

Debt Ratio	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
0.01 - 20.00	21	3,444,851.72	1.59	7.632	357	76.19	670	14.67
20.01 - 25.00	41	5,001,478.06	2.31	7.737	353	77.73	645	23.03
25.01 - 30.00	66	9,458,212.88	4.37	7.858	349	77.61	642	28.17
30.01 - 35.00	111	14,614,909.77	6.75	7.763	344	78.93	634	32.91
35.01 - 40.00	185	26,645,646.29	12.31	7.941	347	82.38	638	37.82
40.01 - 45.00	324	53,386,438.15	24.67	7.880	348	81.22	639	42.88
45.01 - 50.00	584	93,620,479.53	43.27	7.968	343	82.04	639	47.93
50.01 - 55.00	56	10,205,702.91	4.72	7.494	354	77.47	610	52.14
Total:	1,388	216,377,719.31	100.00	7.891	346	81.07	638	42.65

ARM/FRM	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
ARM	1,026	187,225,190.44	86.53	7.744	356	80.72	638	42.84
Fixed Rate	362	29,152,528.87	13.47	8.839	281	83.33	642	41.46
Total:	1,388	216,377,719.31	100.00	7.891	346	81.07	638	42.65

Product	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
2/28 ARM	707	115,179,334.57	53.23	7.836	356	81.28	625	42.52
2/28 ARM IO	284	65,858,780.96	30.44	7.596	356	79.54	659	43.38
3/27 ARM	19	3,321,757.35	1.54	7.570	354	87.33	638	41.65
3/27 ARM IO	12	2,312,655.49	1.07	7.462	356	75.93	656	45.29
5/25 ARM IO	1	127,999.99	0.06	7.700	351	80.00	603	37.31
6ML ARM	3	424,662.08	0.20	8.459	357	85.26	639	43.20
Fixed	140	18,074,910.39	8.35	7.717	343	73.46	633	39.61
Fixed IO	1	144,800.00	0.07	7.990	358	80.00	639	41.80
15/30 Balloon	221	10,932,818.48	5.05	10.704	177	99.71	656	44.52
Total:	1,388	216,377,719.31	100.00	7.891	346	81.07	638	42.65

Interest Only	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Not Interest Only	1,090	147,933,482.87	68.37	8.030	341	81.83	629	42.30
Interest Only	298	68,444,236.44	31.63	7.593	356	79.42	659	43.43
Total:	1,388	216,377,719.31	100.00	7.891	346	81.07	638	42.65

Interest Only Term (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
None	1,090	147,933,482.87	68.37	8.030	341	81.83	629	42.30
24	275	63,087,893.99	29.16	7.613	357	79.30	659	43.41
36	12	2,312,655.49	1.07	7.462	356	75.93	656	45.29
60	11	3,043,686.96	1.41	7.265	351	84.69	650	42.43
Total:	1,388	216,377,719.31	100.00	7.891	346	81.07	638	42.65

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
None	448	62,151,308.84	28.72	8.161	343	82.65	641	42.00
6	1	219,441.17	0.10	7.350	351	85.00	614	44.51
12	50	11,188,457.76	5.17	7.756	350	81.91	648	43.00
24	748	122,266,652.52	56.51	7.814	347	80.90	636	43.28
36	141	20,551,859.02	9.50	7.615	348	76.80	635	40.68
Total:	1,388	216,377,719.31	100.00	7.891	346	81.07	638	42.65

Lien	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
First	1,165	205,378,256.54	94.92	7.741	355	80.07	637	42.55
Second	223	10,999,462.77	5.08	10.707	177	99.71	656	44.53
Total:	1,388	216,377,719.31	100.00	7.891	346	81.07	638	42.65

Documentation Type	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Full Documentation	475	67,117,831.32	31.02	7.710	349	81.93	621	41.34
Stated Documentation	899	146,296,152.02	67.61	7.976	345	80.57	645	43.32
Alt1 Documentation	1	112,472.95	0.05	7.150	350	89.36	693	31.09
Limited Documentation	12	2,532,611.31	1.17	7.815	352	86.12	650	38.57
Lite Documentation	1	318,651.71	0.15	7.990	350	85.00	768	49.89
Total:	1,388	216,377,719.31	100.00	7.891	346	81.07	638	42.65

Loan Purpose	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Purchase	733	91,361,719.85	42.22	8.071	340	84.12	653	43.17
Cash-Out Refinance	613	118,598,008.59	54.81	7.748	350	78.83	628	42.21
Rate / Term Refinance	42	6,417,990.87	2.97	7.983	345	79.04	618	43.34
Total:	1,388	216,377,719.31	100.00	7.891	346	81.07	638	42.65

Property Type	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Single Family	1,041	151,339,656.15	69.94	7.964	343	81.11	635	42.43
2-4 Family	118	24,047,904.19	11.11	7.769	346	78.78	642	43.02
PUD	120	22,111,971.21	10.22	7.689	355	82.57	643	43.72
Condo	108	18,658,746.59	8.62	7.706	356	81.89	651	42.70
Townhouse	1	219,441.17	0.10	7.350	351	85.00	614	44.51
Total:	1,388	216,377,719.31	100.00	7.891	346	81.07	638	42.65

Occupancy Status	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Primary	1,204	185,387,687.47	85.68	7.878	345	81.21	635	42.95
Investment	161	26,101,179.02	12.06	7.993	355	79.12	651	40.33
Second/Vacation	23	4,888,852.82	2.26	7.865	355	86.06	692	43.73
Total:	1,388	216,377,719.31	100.00	7.891	346	81.07	638	42.65

Credit Grade	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
A+	30	6,510,564.19	3.01	7.193	351	79.96	667	41.50
A	46	7,895,241.41	3.65	7.752	349	80.31	609	42.94
A1	1128	167,845,916.24	77.57	7.910	344	82.07	646	42.60
A2	96	16,915,139.28	7.82	7.855	354	81.35	616	42.57
A-	6	1,204,254.94	0.56	7.856	350	82.15	622	43.66
B	4	730,935.50	0.34	8.224	350	84.81	567	44.31
B1	37	7,559,803.64	3.49	8.004	355	74.59	599	44.34
B2	24	5,188,777.76	2.40	8.115	357	66.43	576	45.97
C (Other)	1	113,086.58	0.05	8.500	351	65.00	589	46.41
C1	16	2,413,999.77	1.12	8.211	347	65.90	583	35.73
Total:	1,388	216,377,719.31	100.00	7.891	346	81.07	638	42.65

State	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
Alabama	1	230,631.34	0.11	8.250	351	80.00	632	43.13
Arizona	56	7,953,770.78	3.68	7.707	346	83.39	654	43.25
California	348	82,164,321.10	37.97	7.697	346	79.02	638	43.47
Colorado	39	4,942,416.08	2.28	8.027	335	82.42	634	42.83
Connecticut	11	1,959,588.40	0.91	8.013	346	81.48	646	45.08
Delaware	3	455,307.34	0.21	7.339	350	90.01	635	45.95
Florida	116	18,612,207.34	8.60	7.850	352	80.71	640	43.18
Georgia	4	460,784.61	0.21	7.881	350	85.71	609	40.61
Hawaii	8	2,362,362.92	1.09	7.671	351	76.12	677	33.19
Illinois	268	37,935,733.30	17.53	8.036	343	83.54	645	43.02
Indiana	8	734,271.66	0.34	8.323	350	86.24	628	33.63
Kansas	5	469,526.25	0.22	8.038	344	84.28	640	45.59
Kentucky	2	295,412.97	0.14	8.158	352	97.23	622	48.10
Louisiana	11	1,197,770.75	0.55	8.130	349	85.03	636	44.32
Maryland	4	810,938.71	0.37	7.773	350	80.92	678	45.93
Michigan	39	3,470,361.89	1.60	8.361	353	85.16	622	40.11
Minnesota	38	4,051,042.27	1.87	8.242	317	86.21	651	43.42
Mississippi	8	546,189.91	0.25	7.876	357	90.23	632	45.83
Missouri	46	4,695,622.38	2.17	8.399	348	80.92	639	39.00
Nevada	18	3,489,924.05	1.61	8.059	356	82.65	639	40.71
New Jersey	4	1,165,452.51	0.54	7.314	350	87.74	634	43.27
New Mexico	6	576,889.01	0.27	8.391	348	78.74	590	43.26
New York	9	2,512,437.24	1.16	7.127	347	75.90	650	43.42
Oklahoma	8	630,266.94	0.29	8.967	345	86.34	602	36.01
Oregon	9	1,217,286.81	0.56	7.939	339	87.58	629	34.58
Pennsylvania	2	453,558.24	0.21	7.990	351	71.28	627	44.03
Rhode Island	1	149,167.08	0.07	8.550	351	53.57	585	44.40
South Carolina	1	18,959.50	0.01	11.400	178	100.00	602	45.33
Tennessee	9	1,040,058.24	0.48	7.627	357	82.18	612	44.33
Texas	258	25,756,125.17	11.90	8.131	350	81.28	622	41.34
Utah	21	2,203,380.92	1.02	7.999	333	82.39	630	42.39
Virginia	2	385,174.81	0.18	7.238	351	80.00	659	43.38
Washington	12	2,184,654.48	1.01	8.114	343	77.31	657	41.54
Wisconsin	13	1,246,124.31	0.58	8.585	337	84.13	647	36.28
Total:	1,388	216,377,719.31	100.00	7.891	346	81.07	638	42.65

Gross Margin	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
3.500 - 3.999	11	2,155,326.19	1.15	7.289	356	79.39	637	45.06
4.000 - 4.499	13	2,224,084.56	1.19	7.400	354	82.23	661	36.25
4.500 - 4.999	4	828,077.95	0.44	7.329	350	78.32	629	39.75
5.000 - 5.499	13	2,912,079.54	1.56	7.047	351	81.76	655	43.01
5.500 - 5.999	13	2,514,349.58	1.34	7.083	351	79.03	639	43.12
6.000 - 6.499	882	160,085,263.02	85.50	7.738	357	81.32	642	42.84
6.500 - 6.999	60	12,057,008.57	6.44	8.069	356	75.24	597	45.05
7.000 - 7.499	26	3,700,182.50	1.98	8.230	355	71.21	580	38.36
7.500 - 7.999	3	654,302.00	0.35	8.957	350	89.12	564	43.90
8.000 - 8.499	1	94,516.53	0.05	9.630	350	100.00	596	47.54
Total:	1,026	187,225,190.44	100.00	7.744	356	80.72	638	42.84

Minimum Interest Rate	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
5.000 - 5.499	1	243,895.47	0.13	5.380	355	72.70	663	10.57
6.000 - 6.499	9	2,247,560.05	1.20	6.298	354	75.90	636	46.43
6.500 - 6.999	116	25,722,912.52	13.74	6.926	356	77.13	657	42.03
7.000 - 7.499	243	46,907,197.84	25.05	7.272	356	80.27	647	43.97
7.500 - 7.999	306	56,900,841.03	30.39	7.730	356	80.91	643	42.88
8.000 - 8.499	154	27,971,833.06	14.94	8.246	357	80.14	627	42.50
8.500 - 8.999	120	18,135,786.34	9.69	8.725	356	83.95	603	42.17
9.000 - 9.499	40	4,831,269.70	2.58	9.280	356	87.16	599	40.81
9.500 - 9.999	35	4,131,149.63	2.21	9.716	357	90.49	608	42.37
10.000 - 10.499	2	132,744.80	0.07	10.455	358	84.88	576	33.14
Total:	1,026	187,225,190.44	100.00	7.744	356	80.72	638	42.84

Maximum Interest Rate	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
11.000 - 11.499	1	243,895.47	0.13	5.380	355	72.70	663	10.57
12.000 - 12.499	5	1,324,109.65	0.71	6.286	356	71.36	621	49.17
12.500 - 12.999	70	14,503,675.22	7.75	6.936	357	76.17	649	41.24
13.000 - 13.499	173	32,694,037.74	17.46	7.261	357	80.88	645	43.66
13.500 - 13.999	273	52,512,320.17	28.05	7.562	356	80.14	644	42.79
14.000 - 14.499	197	37,594,819.51	20.08	7.850	356	80.01	636	43.36
14.500 - 14.999	182	31,361,072.58	16.75	8.220	356	83.39	630	42.76
15.000 - 15.499	66	9,258,054.23	4.94	8.635	355	81.15	621	41.52
15.500 - 15.999	49	6,026,469.90	3.22	9.309	355	85.00	603	42.30
16.000 - 16.499	7	1,219,584.32	0.65	9.341	355	91.78	604	40.98
16.500 - 16.999	3	487,151.65	0.26	9.784	355	89.94	596	41.71
Total:	1,026	187,225,190.44	100.00	7.744	356	80.72	638	42.84

Initial Periodic Cap	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
1.000	767	134,868,046.94	72.04	7.830	357	81.02	633	42.62
1.500	259	52,357,143.50	27.96	7.522	354	79.94	650	43.39
Total:	1,026	187,225,190.44	100.00	7.744	356	80.72	638	42.84

Subsequent Periodic Cap	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
1.000	767	134,868,046.94	72.04	7.830	357	81.02	633	42.62
1.500	259	52,357,143.50	27.96	7.522	354	79.94	650	43.39
Total:	1,026	187,225,190.44	100.00	7.744	356	80.72	638	42.84

Months to Next Rate Adjustment	# of Loans	Current Principal Balance ($)	Pct by Curr Prin Balance (%)	Weighted Average Gross Coupon (%)	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV (%)	Weighted Average FICO	Weighted Average DTI (%)
1 – 3	2	275,613.91	0.15	7.820	357	80.00	646	42.85
4 – 6	1	149,048.17	0.08	9.640	358	95.00	626	43.85
13 - 15	80	14,719,718.46	7.86	7.583	351	79.73	625	42.85
16 - 18	54	7,603,650.49	4.06	7.809	353	83.96	618	40.61
19 - 21	621	112,754,584.24	60.22	7.706	356	81.07	639	43.13
22 - 24	236	45,960,162.34	24.55	7.898	358	79.35	641	42.47
25 - 27	6	1,188,304.99	0.63	7.769	350	95.08	667	44.25
28 - 30	2	298,370.72	0.16	7.769	354	80.00	711	47.47
31 - 33	20	3,470,925.67	1.85	7.372	357	81.27	634	43.36
34 - 36	3	676,811.46	0.36	7.779	358	69.08	636	38.20
49 - 51	1	127,999.99	0.07	7.700	351	80.00	603	37.31
Total:	1,026	187,225,190.44	100.00	7.744	356	80.72	638	42.84

JPMorgan Contact List

North American ABS – Home Equity			Syndicate/Sales Desk
Origination:	Brian Bernard	834-5139	Brian McDonald	834-4154
	Paul White	834-5440	Andy Cherna	834-4154
	Tom Roh	834-5936	Randall Outlaw	834-4154
	Parissa Monadjemi	834-5727	Melissa Traylor	834-4154
	Swapna Putcha	834-5435
	Alissa Smith	834-5432
	Kathryn Bauer	834-9986
	Shilla Kim-Parker	834-5006
Structuring/
Home Equity Trading:	Robert Miller	834-2428
	Raj Kothari	834-3339
	Kevin Lynn	834-2394	Asset-Backed Trading
	Osmin Rivera	834-2151	Peter Basso	834-3720
			Maria Lopes	834-3720
			Vikas Sarna	834-3720
			Nick Sykes	834-3720

Rating Agency Contacts

Standard & Poor’s
Spencer M. Van Kirk	(212) 438-3135

Moody’s
Douglas Hamilton	(212) 553-7989

Fitch
Sara Grohl	(212) 908-0564

Please Direct All Questions to the Syndicate Desk (x4-4154) Brian McDonald Andy Cherna Randall Outlaw Melissa Traylor